Consolidated Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Nov. 30, 2014	Nov. 30, 2013	Nov. 30, 2012
Net income	$ 194,549	$ 131,733	$ 158,168
Other comprehensive income (loss), net of tax:
Amount of gain (loss) recognized in AOCI on derivative:	(7,283)	26	(307)
Net pension liability adjustment	(5,412)	897	(3,421)
Foreign currency translation adjustment	(37,069)	(11,191)	6,237
Total other comprehensive income (loss)	(49,764)	(10,268)	2,509
Comprehensive income	$ 144,785	$ 121,465	$ 160,677